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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          May 21, 2004
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                        SOURCE INTERLINK COMPANIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Missouri
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                 (State or Other Jurisdiction of Incorporation)

        1-13437                                          43-1710906
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(Commission File Number)                      (IRS Employer Identification No.)


27500 Riverview Center Blvd, Suite 400, Bonita Springs, FL           34134
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     (Address of Principal Executive Offices)                      (Zip Code)


                                 (239) 949-4450
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)



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                        SOURCE INTERLINK COMPANIES, INC.

                                    FORM 8-K

ITEM 9. REGULATION FD DISCLOSURE

On May 21, 2004, Source Interlink Companies, Inc. estimated it would report revenue of approximately $83-$86 million for the quarter ended April 30, 2004.
S. Leslie Flegel, the Company's Chairman and Chief Executive Officer, reaffirmed the Company's previously announced estimates for a 12-15% rate of growth in revenue for the fiscal year ending January 31, 2005.

The information in this Form 8-K is being furnished under Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2004


                                      SOURCE INTERLINK COMPANIES, INC


                                   By:           /s/ Marc Fierman
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                                                     Marc Fierman
                                      Vice President and Chief Financial Officer